                                                                    Exhibit 4.19












                       EIGHTEENTH SUPPLEMENTAL INDENTURE,

                           dated as of April 1, 1995
                               to Indenture dated
                             July 21, 1977, between

                            HORRIGAN AMERICAN, INC.

                                      and

                         PNC BANK, NATIONAL ASSOCIATION

                       EIGHTEENTH SUPPLEMENTAL INDENTURE,

                           dated as of April 1, 1995
                               to Indenture dated
                             July 21, 1977, between

                            HORRIGAN AMERICAN, INC.
                                      and
                         PNC BANK, NATIONAL ASSOCIATION


          HORRIGAN AMERICAN, INC., a Pennsylvania corporation (hereinafter called the "Company"), and PNC BANK, NATIONAL ASSOCIATION, successor trustee under the Indenture hereinafter mentioned (hereinafter called the "Trustee"), are parties to an Indenture dated as of July 21, 1977, as amended by a First Supplemental Indenture dated as of May 1, 1981, by a Second Supplemental Indenture dated as of May 1, 1982, by a Third Supplemental Indenture dated as of December 1, 1982, by a Fourth Supplemental Indenture dated as of May 1, 1983, by a Fifth Supplemental Indenture dated as of April 1, 1984, by a Sixth Supplemental Indenture dated as of April 1, 1985, by a Seventh Supplemental Indenture dated as of April 1, 1986, by an Eighth Supplemental Indenture dated as of April 1, 1987, by a Ninth Supplemental Indenture dated as of April 1, 1988, by a Tenth Supplemental Indenture dated as of April 1, 1989, by an Eleventh Supplemental Indenture dated as of April 1, 1990, by a Twelfth Supplemental Indenture dated as of April 1, 1991, by a Thirteenth Supplemental Indenture dated as of September 1, 1991, by a Fourteenth Supplemental Indenture dated as of April 1, 1992, by a Fifteenth Supplemental Indenture dated as of April 1, 1993, by a Sixteenth Supplemental Indenture dated as of April 1, 1994, and by a Seventeenth Supplemental Indenture dated as of April 25, 1994 (such Indenture, as so amended, being herein called the "Indenture"), relating to securities of the Company known as Subordinated Investment Certificates. The Company is successor under the Indenture to Horrigan Companies, Inc., a Pennsylvania corporation, the original obligor under the Indenture and the issuer of certain Subordinated Investment Certificates heretofore issued under the Indenture.

          The Company and the Trustee agree as follows, intending to be legally bound:

          Authorization of Additional Series of Debentures. The Indenture is amended by inserting after Article XXVIII thereof the following:

                                  ARTICLE XXIX

                        Additional Series of Debentures

          Section 29.1.  Title and Terms.

          There is hereby created and there shall be issued pursuant to this Article four series of Debentures (collectively, the "1995 Fixed Rate Debentures") consisting of a Series of Debentures known as the Company's
"1995 Series 8 Subordinated Investment Certificates," a series of Debentures known as the Company's "1995 Series A Subordinated Investment Certificates," a series of Debentures known as the Company's "1995 Series B Subordinated Investment Certificates" and a series of Debentures known as the Company's "1995 Series C Subordinated Investment Certificates." The Stated Maturity of each 1995 Series 8 Subordinated Investment Certificate shall be the eighth anniversary of the date on which it is issued (or, if earlier, the date eight years after the date on which the first Predecessor Debenture of the Debenture was issued). The Stated Maturity of each 1995 Series A Subordinated Investment Certificate shall be the fourth anniversary of the date on which it is issued (or, if earlier, the date four years after the date on which the first Predecessor Debenture of the Debenture was issued). The Stated Maturity of each 1995 Series B Subordinated Investment Certificate shall be the date thirty months after the date on which it is issued (or, if earlier, the date thirty months after the date on which the first Predecessor Debenture of the

Debenture was issued). The Stated Maturity of each 1995 Series C Subordinated Investment Certificate shall be the date twelve months after the date on which it is originally issued (or, if earlier, the date twelve months after the date on which the first Predecessor Debenture of the Debenture was issued). Each 1995 Fixed Rate Debenture shall bear interest from the date on which it is issued, payable semi-annually on June 1 and December 1 in each year (provided, that interest will be paid quarterly or monthly to the Holder of a 1995 Fixed Rate Debenture in the principal amount of $10,000 or more, at the written request of such Holder), at the rates determined in accordance with
Section 29.2.

          Section 29.2.  Rates of Interest; Denominations.

          The 1995 Fixed Rate Debentures shall bear interest at the rates per annum in effect at the time of issuance, determined by the Company as hereinafter provided. The Company in its discretion shall set the rate to be paid with respect to each series of Debentures prior to the issuance of the first 1995 Fixed Rate Debenture. Thereafter, the Company, in its discretion, may modify the rates on the first day of each calendar month with respect to Debentures issued on or after that date. To establish the initial rates of interest and each modification thereof, the Company shall (unless authentication is not required in accordance with Section 3.3) deliver to the Trustee, prior to the aforementioned dates, a supplemental instruction, in substantially the form specified in Section 29.3, signed by any one of the following officers: the Chairman, the President, or any Senior Vice President, stating the rates of interest at which 1995 Fixed Rate Debentures are to be issued. The Trustee shall be fully protected in relying on any such supplemental instruction. Upon receipt of such a supplemental instruction, the Trustee shall cease to authenticate and deliver (or, if such authentication is not required in accordance with Section
3.3 hereof, the Company shall cease to execute and deliver) 1995 Fixed Rate Debentures of the series affected thereby bearing interest at the rate theretofore in effect (except Debentures delivered upon transfer of, or in exchange for, or in lieu of other Debentures pursuant to Sections 3.4, 3.5, 3.6,
9.6 or 11.8) and shall thereafter authenticate and deliver (or, if applicable, the Company shall execute and deliver) 1995 Fixed Rate Debentures of the series so affected bearing interest only at the rates stated in the supplemental instruction.

          The Company may modify prospectively the Stated Maturity of any series of 1995 Fixed Rate Debentures, but no such modification shall affect the Stated Maturity of 1995 Fixed Rate Debentures then outstanding; and upon receipt of a Board Resolution and a Company Order authorizing and directing such a modification, the Trustee shall cease to authenticate and deliver (or, if such authentication is not required in accordance with Section 3.3 hereof, the Company shall cease to execute and deliver) 1995 Fixed Rate Debentures of the series so affected, having the Stated Maturity theretofore in effect (except Debentures delivered upon transfer of, or in exchange for, or in lieu of other Debentures pursuant to Sections 3.4, 3.5, 3.6, 9.6 or 11.8) and shall thereafter authenticate and deliver (or, if applicable, the Company shall execute and deliver) 1995 Fixed Rate Debentures of the series so affected having only the Stated Maturity stated in accordance with the Board Resolution and Company Order.

          1995 Series 8 Debentures shall be issued in denominations of $1,000 and multiples of $100 in excess thereof. 1995 Series A Debentures shall be issued in denominations of $1,000 and multiples of $100 in excess thereof. 1995 Series B Debentures shall be issued in denominations of $500 and multiples of $100 in excess thereof. 1995 Series C Debentures shall be issued in denominations of $500 and multiples of $100 in excess thereof.

          The Company may modify prospectively the authorized denominations of unissued 1995 Fixed Rate Debentures, but no such modification shall affect the authorized denominations of the 1995 Fixed Rate Debentures then outstanding; and upon receipt of a Board Resolution and a Company Order authorizing and directing such a modification, the Trustee shall cease to authenticate and deliver (or, if no authentication is required in accordance with Section 3.3, the Company shall cease to execute and deliver) 1995 Fixed Rate Debentures of the series so affected in the denominations theretofore authorized (except Debentures delivered upon transfer of, or in exchange for, or in lieu of other Debentures pursuant to Sections 3.4, 3.5, 3.6, 9.6 or 11.8) and shall thereafter authenticate and deliver (or, if applicable, the Company shall execute and deliver) 1995 Fixed Rate Debentures of the series so affected only in the authorized denominations stated in the Board Resolution and Company Order.

          Section 29.3.  Form of Supplemental Instruction.

          The supplemental instruction to be delivered to the Trustee by the Company pursuant to Section 29.2 shall be in substantially the following form:

                     HORRIGAN AMERICAN, INC.

                     Supplemental Instruction

     To: PNC Bank, National Association (the "Trustee"), successor trustee under the Indenture dated July 21, 1977, as amended by all indentures supplemental thereto, including the Eighteenth Supplemental Indenture dated as of April 1, 1995 (collectively the "Indenture"), between Horrigan American, Inc. (the "Company") and the Trustee.

          Pursuant to section 29.2 of the Indenture, the Trustee is instructed that until delivery of a further supplemental instruction the rate of interest on the Company's 1995 (specify series) Subordinated Investment
Certificates from and after                , 19  , is      %.

Dated:              , 19      HORRIGAN AMERICAN, INC.


                              By    xxxxxxxxxxxxxxxxxxxxx
                                 -------------------------


                              Title
                                   -----------------------

          Section 29.4  Redemption.

          (a) At Election of the Company. The Company at its election may at any time and from time to time redeem 1995 Fixed Rate Debentures, as a whole or in part, at a Redemption Price equal to 100% of their principal amount plus accrued interest to the Redemption Date (but interest installments whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such 1995 Fixed Rate Debentures, or one or more Predecessor Debentures, of record at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7). Any such redemption shall be made in accordance with the provisions of Sections 11.3 through 11.8.

               (b) Upon Death of Holder. The Company will, at the request of the person or persons entitled to payment, redeem any 1995 Fixed Rate Debenture at a Redemption Price equal to 100% of its principal amount plus accrued interest, at any time after 30 days following the date on which it is issued (or, if earlier, after 30 days following the date on which the first Predecessor Debenture of the Debenture was issued) upon the death of the Holder thereof (or, if there is more than one Holder, upon the death of any of them). Any request to the Company to redeem a 1995 Fixed Rate Debenture under this subsection must be received by the Company within one year following the date of death. The Company may require satisfactory proof of death and of other matters affecting the right of the person requesting payment and may require up to 30 days' written notice of such person's intention to effect the redemption.

               (c) Prospective Modification of Redemption Provisions. The Company may modify prospectively the provisions of subsection (b) and may provide prospectively for redemption of the 1995 Fixed Rate Debentures at the election of the Holders thereof, but no such modification or provision shall affect redemption rights with respect to 1995 Fixed Rate Debentures then outstanding; and upon receipt of a Board Resolution and a Company Order authorizing and directing such a modification or provision, the Trustee shall cease to authenticate and deliver (or, if no authentication is required in accordance with Section 3.3, the Company shall cease to execute and deliver) 1995 Fixed Rate Debentures of the series so affected having the redemption rights theretofore in effect (except Debentures delivered upon transfer of, or in exchange for, or in lieu of other Debentures pursuant to Sections 3.4, 3.5, 3.6, 9.6 or 11.8) and shall thereafter authenticate and deliver (or the Company shall execute and deliver) 1995 Fixed Rate Debentures of the series so affected having only the redemption rights stated in the Board Resolution and Company Order. Section 28.5. Automatic Renewal.

          At the Stated Maturity of a 1995 Fixed Rate Debenture, unless the Holder or the Company otherwise elects in the manner hereinafter provided, the Company will issue (in the manner hereinafter provided) to the Holder of such 1995 Fixed Rate Debenture, in payment thereof, a fixed rate subordinated investment certificate (the "Renewal Debenture") in the same principal amount as the matured Debenture, of the series then being offered with the same term to maturity as such 1995 Fixed Rate Debenture. The Renewal Debenture shall bear interest at the rate then borne by newly issued Debentures of that series, and shall otherwise have the same terms and conditions as such series.

          The Company shall send to the Holder of a 1995 Fixed Rate Debenture written notice of the proposed issuance of the Renewal Debenture at least 15 days before the Stated Maturity of the 1995 Fixed Rate Debenture. The Company will also send to the Holder written notice of the interest rate per annum to be paid on the Renewal Debenture on approximately the first day of the month in which the Holder's 1995 Fixed Rate Debenture matures. The Holder may elect not to have a Renewal Debenture issued to him by presenting the 1995 Fixed Rate Debenture for payment, in the manner provided in the 1995 Fixed Rate Debenture and in this Indenture, at the Stated Maturity date or within ten days thereafter, in which case interest will be paid only to the Stated Maturity date. If a maturing 1995 Fixed Rate Debenture is not presented within that time, it will not thereafter be redeemable by the Holder before the Stated Maturity of the Renewal Debenture, except to the extent, at the Redemption Price and in the manner provided in the provisions of this Indenture (or of another indenture) creating the series of Debentures of which the Renewal Debenture is a part.

          Promptly after the expiration of ten days following the Stated Maturity of a 1995 Fixed Rate Debenture, unless the Holder thereof shall have presented the 1995 Fixed Rate Debenture for payment as provided above, the Company will prepare and the Trustee will authenticate and deliver to the Holder a confirmation showing the Stated Maturity date and interest rate per annum of the Renewal Debenture; provided, however, that confirmations may be prepared and delivered by the Company without authentication by the Trustee if such confirmations are manually executed on behalf of the Company by its Chairman, President, Treasurer or any one of its Vice Presidents. The Company's obligation under a newly issued Renewal Debenture will be represented by the 1995 Fixed Rate Debenture and by the current confirmation.

          The Company may elect not to issue a Renewal Debenture in payment of a maturing 1995 Fixed Rate Debenture by delivering notice to that effect to the Holder at least 15 days before the Stated Maturity date.

          Section 29.6.  Form of 1995 Series 8 Subordinated Investment
Certificate.

          Subject to the provisions of Section 2.1, the 1995 Series 8 Subordinated Investment Certificates shall be in substantially the following form, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture:

                     HORRIGAN AMERICAN, INC.

          % 1995 Series 8 Subordinated Investment Certificate
    ------

                       Due
                          --------------------

No.                                                       $
   ---------------------------                             -------------------

Date of this Certificate               Date of Original Issuance
                        -------------                            -------------


          Issued pursuant to the Indenture hereinafter mentioned and the Supplemental Indenture dated as of April 1, 1995 (hereinafter collectively referred to as the "Indenture").

               HORRIGAN AMERICAN, INC., a Pennsylvania corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to
                                , or registered assigns, eight years after the Date of Original Issuance shown hereon, the sum of
                        Dollars and to pay interest thereon from the date hereof semi-annually on June 1 and December 1 in each year (provided that if the principal amount of this Certificate is $10,000 or more, interest will be paid quarterly or monthly to the Holder upon his written request), at the rate set forth elsewhere hereon, calculated on the basis of a year of 360 days composed of twelve months of 30 days each, until the principal hereof is paid or made available for payment.

               Payment of the principal of and interest on this Certificate will be made at the office of the Company in Reading, Pennsylvania, and at such other locations as the Company may designate from time to time, provided that the Company may, at its option, make payments of interest or principal by check or draft mailed by first class mail to the registered Holder at his address appearing in the Certificate Register.

               The Company may at any time, at its election, redeem this Certificate as a whole or in part, at a Redemption Price equal to 100% of the principal amount redeemed plus accrued interest thereon to the Redemption Date, all as more fully provided in the Indenture.

               As more fully provided in the Indenture, the Company will, at the request of the person or persons entitled to payment, redeem this Certificate at 100% of its principal amount plus accrued interest, at any time after 30 days following the Date of Original Issuance shown hereon, upon the death of the Holder (or, if there is more than one Holder, upon the death of any of them). Any request to the Company to redeem this Certificate in such circumstances must be received by the Company within one year following the date of death. The Company may require satisfactory proof of death and of other matters affecting the right of the person requesting payment, and may require up to 30 days' written notice of such person's intention to effect the redemption.

               The Indenture provides that the Company may prospectively modify the terms of unissued Certificates of this series to permit the redemption thereof at the election of the Holder, but no such modification shall affect previously issued Certificates.

               As more fully provided in the Indenture, unless the Holder or the Company otherwise elects, the Company will, at maturity of this Certificate, issue to the Holder hereof, in payment of this Certificate, a new subordinated investment certificate in the same principal amount as this Certificate (the "Renewal Certificate") of the series then being offered with the same term as this Certificate. Such issuance will be accomplished by the issuance and delivery of a confirmation stating the maturity and interest rate per annum of the subordinated investment certificate so issued, as provided in the Indenture. The Renewal Certificate shall bear interest at the then existing rate per annum for newly issued certificates of that series, and shall otherwise have the same terms and conditions as such series. The Company shall send to the Holder of this Certificate written notice of the proposed issuance of the Renewal Certificate, at least 15 days before the maturity of this Certificate. The Company shall also send to the Holder of this Certificate written notice of the interest rate per annum to be paid on the Renewal Certificate on approximately the first day of the month in which this Certificate matures. The Holder may elect not to have a Renewal Certificate issued to him by presenting this Certificate for payment, in the manner provided herein and in the Indenture, at its maturity or within ten days thereafter, in which case this Certificate will bear interest only to its maturity. The Company may elect not to issue a Renewal Certificate in payment of this Certificate by sending notice to that effect to the Holder approximately 15 days before maturity of this Certificate.

               All payments of principal of and interest on this Certificate shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

               This Certificate is one of a duly authorized issue of the "Subordinated Investment Certificates" (herein called the "Certificates") of the Company, issued and to be issued under an Indenture dated July 21, 1977, the Supplemental Indenture identified elsewhere hereon and all other indentures supplemental thereto (herein collectively called the "Indenture"), between the Company and PNC Bank, National Association, as Trustee (herein called the
          "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Certificates, and the terms upon which the Certificates are, and are to be, authenticated and delivered. As provided in the Indenture, the Certificates are issuable in one or more series which may vary as in the Indenture provided or permitted. This Certificate is one of a series bearing the designation shown elsewhere hereon. The rate of interest on, and the Stated Maturity of, unissued Certificates of this series available to be issued may be modified prospectively by the Company, but no such modification shall affect previously issued Certificates.

               The indebtedness evidenced by the Certificates is, to the extent set forth in certain provisions of the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of all Senior Debt as defined in the Indenture, and this Certificate is issued subject to such provisions. Each Holder of this Certificate, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture, and appoints the Trustee his attorney-in-fact for any and all such purposes.

               If an Event of Default, as defined in the Indenture, shall occur, the principal of all the Certificates may be declared due and payable in the manner and with the effect provided in the Indenture.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Certificates under the Indenture at any time by the Company with the consent of the holders of a majority in aggregate principal amount of the Certificates at the time Outstanding, as defined in the Indenture. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Certificates at the time Outstanding, as defined in the Indenture, on behalf of the Holders of all the Certificates, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Certificate shall be conclusive and binding upon such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Certificate.

               No reference herein to the Indenture and no provisions of this Certificate or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Certificate at the times, place and rate, and in the coin or currency, herein prescribed.

               As provided in the Indenture and subject to certain limitations therein set forth, this Certificate is transferable on the Certificate Register of the Company, upon surrender of this Certificate for transfer at the office or agency of the Company in Reading, Pennsylvania, and at such other locations as the Company may designate from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Certificate Registrar duly executed by, the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of this series, of authorized denominations and for the same aggregate principal amount, bearing the same interest rate and with the same Stated Maturity, will be issued to the designated transferee or transferees. Any new Certificate issued upon transfer will be dated as of the last date to which interest has been paid or duly provided for in respect of the Certificate surrendered by the transferor; provided, however, that in the case of any Certificate surrendered for transfer after a Regular or Special Record Date but before the interest payment date to which it relates, the transfer shall be effected as of, and the new Certificate shall be dated the date of, the interest payment date to which such Record Date relates.

               Interest punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Certificate (or one or more Predecessor Certificates as defined in the Indenture) is registered at the close of business on the Regular Record Date for such interest which shall be the 20th day (whether or not a business day) of the calendar month next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Certificate (or one or more Predecessor Certificates) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Company, notice whereof shall be given to Certificate Holders not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

               The Certificates of this series are issuable only as registered Certificates without coupons in the denominations authorized by or in the manner provided in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Certificates of this series are exchangeable for a like aggregate principal amount of Certificates of this series of a different authorized denomination, as requested by the Holder surrendering the same. No service charge will be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Indenture provides that the Company may prospectively modify the authorized denominations of Certificates of this series, but no such modification shall affect previously issued Certificates.

               The Company undertakes to pay on behalf of the Holder hereof any Pennsylvania corporate loans tax (not in excess of the amount of such tax calculated on the basis of the rates in effect as of the date of the Indenture) which is or shall be payable in respect of the obligation evidenced by this Certificate.

               The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Certificate be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

               Unless this Certificate has been executed by the manual or facsimile signature of an officer of the Company and attested by the manual signature of the Secretary or an Assistant Secretary of the Company, this Certificate shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

               (Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.*)

               IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed under its corporate seal.

                              HORRIGAN AMERICAN, INC.


Attest:


   xxxxxxxxxxxxxxxxxxx        By     xxxxxxxxxxxxxxxxxxxxx
- -------------------------        -------------------------
Secretary/Asst. Secretary               (title)


* To be included only if the Certificates are required to be authenticated by the Trustee under Section 3.3 of the Indenture.

          29.7.  Form of 1995 Series A Subordinated Investment Certificate.

          Subject to the provisions of Section 2.1, the 1995 Series A Subordinated Investment Certificates shall be in substantially the following form, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture:


                     HORRIGAN AMERICAN, INC.

          % 1995 Series A Subordinated Investment Certificate
    ------

                            Due
                               -----------------

No.                                          $
   ---------------------                      ------------------------

Date of this Certificate                    Date of Original Issuance
                        --------                                     ---------


          Issued pursuant to the Indenture hereinafter mentioned and the Supplemental Indenture dated as of April 1, 1995 (hereinafter collectively referred to as the "Indenture").

               HORRIGAN AMERICAN, INC., a Pennsylvania corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to
                                , or registered assigns, four years after the Date of Original Issuance shown hereon, the sum of Dollars and to pay interest thereon from the date hereof semi-annually on June 1 and December 1 in each year (provided that if the principal amount of this Certificate is $10,000 or more, interest will be paid quarterly or monthly to the Holder upon his written request), at the rate set forth elsewhere hereon, calculated on the basis of a year of 360 days composed of twelve months of 30 days each, until the principal hereof is paid or made available for payment.

               Payment of the principal of and interest on this Certificate will be made at the office of the Company in Reading, Pennsylvania, and at such other locations as the Company may designate from time to time, provided that the Company may, at its option, make payments of interest or principal by check or draft mailed by first class mail to the registered Holder at his address appearing in the Certificate Register.

               The Company may at any time, at its election, redeem this Certificate as a whole or in part, at a Redemption Price equal to 100% of the principal amount redeemed plus accrued interest thereon to the Redemption Date, all as more fully provided in the Indenture.

               As more fully provided in the Indenture, the Company will, at the request of the person or persons entitled to payment, redeem this Certificate at 100% of its principal amount plus accrued interest, at any time after 30 days following the Date of Original Issuance shown hereon, upon the death of the Holder (or, if there is more than one Holder, upon the death of any of them). Any request to the Company to redeem this Certificate in such circumstances must be received by the Company within one year following the date of death. The Company may require satisfactory proof of death and of other matters affecting the right of the person requesting payment, and may require up to 30 days' written notice of such person's intention to effect the redemption.

               The Indenture provides that the Company may prospectively modify the terms of unissued Certificates of this series to permit the redemption thereof at the election of the Holder, but no such modification shall affect previously issued Certificates.

               As more fully provided in the Indenture, unless the Holder or the Company otherwise elects, the Company will, at maturity of this Certificate, issue to the Holder hereof, in payment of this Certificate, a new subordinated investment certificate in the same principal amount as this Certificate (the "Renewal Certificate") of the series then being offered with the same term as this Certificate. Such issuance will be accomplished by the issuance and delivery of a confirmation stating the maturity and interest rate per annum of the subordinated investment certificate so issued, as provided in the Indenture. The Renewal Certificate shall bear interest at the then existing rate per annum for newly issued certificates of that series, and shall otherwise have the same terms and conditions as such series. The Company shall send to the Holder of this Certificate written notice of the proposed issuance of the Renewal Certificate, at least 15 days before the maturity of this Certificate. The Company shall also send to the Holder of this Certificate written notice of the interest rate per annum to be paid on the Renewal Certificate on approximately the first day of the month in which this Certificate matures. The Holder may elect not to have a Renewal Certificate issued to him by presenting this Certificate for payment, in the manner provided herein and in the Indenture, at its maturity or within ten days thereafter, in which case this Certificate will bear interest only to its maturity. The Company may elect not to issue a Renewal Certificate in payment of this Certificate by sending notice to that effect to the Holder approximately 15 days before maturity of this Certificate.

               All payments of principal of and interest on this Certificate shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

               This Certificate is one of a duly authorized issue of the "Subordinated Investment Certificates" (herein called the "Certificates") of the Company, issued and to be issued under an Indenture dated July 21, 1977, the Supplemental Indenture identified elsewhere hereon and all other indentures supplemental thereto (herein collectively called the "Indenture"), between the Company and PNC Bank, National Association, as Trustee (herein called the
          "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Certificates, and the terms upon which the Certificates are, and are to be, authenticated and delivered. As provided in the Indenture, the Certificates are issuable in one or more series which may vary as in the Indenture provided or permitted. This Certificate is one of a series bearing the designation shown elsewhere hereon. The rate of interest on, and the Stated Maturity of, unissued Certificates of this series available to be issued may be modified prospectively by the Company, but no such modification shall affect previously issued Certificates.

               The indebtedness evidenced by the Certificates is, to the extent set forth in certain provisions of the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of all Senior Debt as defined in the Indenture, and this Certificate is issued subject to such provisions. Each Holder of this Certificate, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture, and appoints the Trustee his attorney-in-fact for any and all such purposes.

               If an Event of Default, as defined in the Indenture, shall occur, the principal of all the Certificates may be declared due and payable in the manner and with the effect provided in the Indenture.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Certificates under the Indenture at any time by the Company with the consent of the holders of a majority in aggregate principal amount of the Certificates at the time Outstanding, as defined in the Indenture. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Certificates at the time Outstanding, as defined in the Indenture, on behalf of the Holders of all the Certificates, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Certificate shall be conclusive and binding upon such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Certificate.

               No reference herein to the Indenture and no provisions of this Certificate or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Certificate at the times, place and rate, and in the coin or currency, herein prescribed.

               As provided in the Indenture and subject to certain limitations therein set forth, this Certificate is transferable on the Certificate Register of the Company, upon surrender of this Certificate for transfer at the office or agency of the Company in Reading, Pennsylvania, and at such other locations as the Company may designate from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Certificate Registrar duly executed by, the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of this series, of authorized denominations and for the same aggregate principal amount, bearing the same interest rate and with the same Stated Maturity, will be issued to the designated transferee or transferees. Any new Certificate issued upon transfer will be dated as of the last date to which interest has been paid or duly provided for in respect of the Certificate surrendered by the transferor; provided, however, that in the case of any Certificate surrendered for transfer after a Regular or Special Record Date but before the interest payment date to which it relates, the transfer shall be effected as of, and the new Certificate shall be dated the date of, the interest payment date to which such Record Date relates.

               Interest punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Certificate (or one or more Predecessor Certificates as defined in the Indenture) is registered at the close of business on the Regular Record Date for such interest which shall be the 20th day (whether or not a business day) of the calendar month next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Certificate (or one or more Predecessor Certificates) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Company, notice whereof shall be given to Certificate Holders not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

               The Certificates of this series are issuable only as registered Certificates without coupons in the denominations authorized by or in the manner provided in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Certificates of this series are exchangeable for a like aggregate principal amount of Certificates of this series of a different authorized denomination, as requested by the Holder surrendering the same. No service charge will be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Indenture provides that the Company may prospectively modify the authorized denominations of Certificates of this series, but no such modification shall affect previously issued Certificates.

               The Company undertakes to pay on behalf of the Holder hereof any Pennsylvania corporate loans tax (not in excess of the amount of such tax calculated on the basis of the rates in effect as of the date of the Indenture) which is or shall be payable in respect of the obligation evidenced by this Certificate.

               The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Certificate be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

               Unless this Certificate has been executed by the manual or facsimile signature of an officer of the Company and attested by the manual signature of the Secretary or an Assistant Secretary of the Company, this Certificate shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

               (Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.*)

               IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed under its corporate seal.

                              HORRIGAN AMERICAN, INC.


Attest:


   xxxxxxxxxxxxxxxxxxx        By     xxxxxxxxxxxxxxxxxxxxx
- -------------------------       --------------------------
Secretary/Asst. Secretary               (title)


- -----------
* To be included only if the Certificates are required to be authenticated by the Trustee under Section 3.3 of the Indenture.

          Section 29.8.  Form of 1995 Series B Subordinated Investment
Certificate.

          Subject to the provisions of Section 2.1, the 1995 Series B Subordinated Investment Certificates shall be in substantially the following form, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this
Indenture:

                     HORRIGAN AMERICAN, INC.

          % 1995 Series B Subordinated Investment Certificate
    ------
                       Due
                          -----------------
No.                                             $
   -----------------                             --------------------

Date of this Certificate               Date of Original Issuance
                        ------------                             ------------

          Issued pursuant to the Indenture hereinafter mentioned and the Supplemental Indenture dated as of April 1, 1995 (hereinafter collectively referred to as the "Indenture").

               HORRIGAN AMERICAN, INC., a Pennsylvania corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to
                                    , or registered assigns, thirty (30)
          months after the Date of Original Issuance shown hereon, the sum of
                          Dollars and to pay interest thereon from the date hereof semi-annually on June 1 and December 1 in each year (provided that if the principal amount of this Certificate is $10,000 or more, interest will be paid quarterly or monthly to the Holder upon his written request), at the rate set forth elsewhere hereon, calculated on the basis of a year of 360 days composed of twelve months of 30 days each, until the principal hereof is paid or made available for payment.

               Payment of the principal of and interest on this Certificate will be made at the office of the Company in Reading, Pennsylvania, and at such other locations as the Company may designate from time to time, provided that the Company may, at its option, make payments of interest or principal by check or draft mailed by first class mail to the registered Holder at his address appearing in the Certificate Register.

               The Company may at any time, at its election, redeem this Certificate as a whole or in part, at a Redemption Price equal to 100% of the principal amount redeemed plus accrued interest thereon to the Redemption Date, all as more fully provided in the Indenture.

               As more fully provided in the Indenture, the Company will, at the request of the person or persons entitled to payment, redeem this Certificate at 100% of its principal amount plus accrued interest, at any time after 30 days following the Date of Original Issuance shown hereon, upon the death of the Holder (or, if there is more than one Holder, upon the death of any of them). Any request to the Company to redeem this Certificate in such circumstances must be received by the Company within one year following the date of death. The Company may require satisfactory proof of death and of other matters affecting the right of the person requesting payment, and may require up to 30 days' written notice of such person's intention to effect the redemption.

               The Indenture provides that the Company may prospectively modify the terms of unissued Certificates of this series to permit the redemption thereof at the election of the Holder, but no such modification shall affect previously issued Certificates.

               As more fully provided in the Indenture, unless the Holder or the Company otherwise elects, the Company will, at maturity of this Certificate, issue to the Holder hereof, in payment of this Certificate, a new subordinated investment certificate in the same principal amount as this Certificate (the "Renewal Certificate") of the series then being offered with the same term as this Certificate. Such issuance will be accomplished by the issuance and delivery of a confirmation stating the maturity and interest rate per annum of the subordinated investment certificate so issued, as provided in the Indenture. The Renewal Certificate shall bear interest at the then existing rate per annum for newly issued certificates of that series, and shall otherwise have the same terms and conditions as such series. The Company shall send to the Holder of this Certificate written notice of the proposed issuance of the Renewal Certificate, at least 15 days before the maturity of this Certificate. The Company shall also send to the Holder of this Certificate written notice of the interest rate per annum to be paid on the Renewal Certificate on approximately the first day of the month in which this Certificate matures. The Holder may elect not to have a Renewal Certificate issued to him by presenting this Certificate for payment, in the manner provided herein and in the Indenture, at its maturity or within ten days thereafter, in which case this Certificate will bear interest only to its maturity. The Company may elect not to issue a Renewal Certificate in payment of this Certificate by sending notice to that effect to the Holder approximately 15 days before maturity of this Certificate.

               All payments of principal of and interest on this Certificate shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

               This Certificate is one of a duly authorized issue of the "Subordinated Investment Certificates" (herein called the "Certificates") of the Company, issued and to be issued under an Indenture dated July 21, 1977, the Supplemental Indenture identified elsewhere hereon and all other indentures supplemental thereto (herein collectively called the "Indenture"), between the Company and PNC Bank, National Association, as Trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Certificates, and the terms upon which the Certificates are, and are to be, authenticated and delivered. As provided in the Indenture, the Certificates are issuable in one or more series which may vary as in the Indenture provided or permitted. This Certificate is one of a series bearing the designation indicated elsewhere hereon. The rate of interest on, and the Stated Maturity of, unissued Certificates of this series available to be issued may be modified prospectively by the Company, but no such modification shall affect previously issued Certificates.

               The indebtedness evidenced by the Certificates is, to the extent set forth in certain provisions of the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of all Senior Debt as defined in the Indenture, and this Certificate is issued subject to such provisions. Each Holder of this Certificate, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture, and appoints the Trustee his attorney-in-fact for any and all such purposes.

               If an Event of Default, as defined in the Indenture, shall occur, the principal of all the Certificates may be declared due and payable in the manner and with the effect provided in the Indenture.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Certificates under the Indenture at any time by the Company with the consent of the holders of a majority in aggregate principal amount of the Certificates at the time Outstanding, as defined in the Indenture. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Certificates at the time Outstanding, as defined in the Indenture, on behalf of the holders of all the Certificates, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Certificate shall be conclusive and binding upon such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Certificate.

               No reference herein to the Indenture and no provisions of this Certificate or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Certificate at the times, place and rate, and in the coin and currency, herein prescribed.

               As provided in the Indenture and subject to certain limitations therein set forth, this Certificate is transferable on the Certificate Register of the Company, upon surrender of this Certificate for transfer at the office or agency of the Company in Reading, Pennsylvania, and at such other locations as the Company may designate from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Certificate Registrar duly executed by, the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of this series, of authorized denominations and for the same aggregate principal amount, bearing the same interest rate and with the same Stated Maturity, will be issued to the designated transferee or transferees. Any new Certificate issued upon transfer will be dated as of the last date to which interest has been paid or duly provided for in respect of the Certificate surrendered by the transferor; provided, however, that in the case of any Certificate surrendered for transfer after a Regular or Special Record Date but before the interest payment date to which it relates, the transfer shall be effected as of, the interest payment date to which such Record Date relates.

               Interest punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Certificate (or one or more Predecessor Certificates as defined in the Indenture) is registered at the close of business on the Regular Record Date for such interest which shall be the 20th day (whether or not a business day) of the calendar month next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Certificate (or one or more Predecessor Certificates) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Company, notice whereof shall be given to Certificate Holders not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

               The Certificates of this series are issuable only as registered Certificates without coupons in the denominations authorized by or in the manner provided in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Certificates of this series are exchangeable for a like aggregate principal amount of Certificates of this series of a different authorized denomination, as requested by the Holder surrendering the same. No service charge will be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Indenture provides that the Company may prospectively modify the authorized denominations of Certificates of this series, but no such modification shall affect previously issued Certificates.

               The Company undertakes to pay on behalf of the Holder hereof any Pennsylvania corporate loans tax (not in excess of the amount of such tax calculated on the basis of the rates in effect as of the date of the Indenture) which is or shall be payable in respect of the obligation evidenced by this Certificate.

               The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Certificate be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

               Unless this Certificate has been executed by the manual or facsimile signature of an officer of the Company and attested by the manual signature of the Secretary or an Assistant Secretary of the Company, this Certificate shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

               (Unless the certificate of authentication hereon has been executed by the Trustee by manual signature this Certificate shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.*)

               IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed under its corporate seal.

                              HORRIGAN AMERICAN, INC.

Attest:


   xxxxxxxxxxxxxxxxxxx        By     xxxxxxxxxxxxxxxxxxxxx
- -------------------------        -------------------------
Secretary/Asst. Secretary               (title)

- -------------
* To be included only if the Certificates are required to be authenticated by the Trustee under Section 3.3 of the Indenture.


          Section 29.9  Form of 1995 Series C Subordinated Investment
Certificates.

          Subject to the provisions of Section 2.1, the 1995 Series C Subordinated Investment Certificates shall be in substantially the following form, with such appropriate insertions, omissions, substitutions or other variations as are required or permitted by this Indenture:

                     HORRIGAN AMERICAN, INC.

          % 1995 Series C Subordinated Investment Certificate
   -------

                     Due
                        ----------------------------

No.                                            $
   ----------------------                       ------------------------

Date of this Certificate               Date of Original Issuance
                        -------------                            -------------


          Issued pursuant to the Indenture hereinafter mentioned and the Supplemental Indenture dated as of April 1, 1995 (hereinafter collectively referred to as the "Indenture").

               HORRIGAN AMERICAN, INC., a Pennsylvania corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to
                                    , or registered assigns, twelve (12)
          months after the date of Original Issuance shown hereon, the sum of
                            Dollars and to pay interest thereon from the date hereof semi-annually on June 1 and December 1 in each year (provided that if the principal amount of this Certificate is $10,000 or more, interest will be paid quarterly or monthly to the Holder upon his written request), at the rate set forth elsewhere hereon, calculated on the basis of a year of 360 days composed of twelve months of 30 days each, until the principal hereof is paid or made available for payment.

               Payment of the principal of and interest on this Certificate will be made at the office of the Company in Reading, Pennsylvania, and at such other locations as the Company may designate from time to time, provided that the Company may, at its option, make payments of interest or principal by check or draft mailed by first class mail to the registered Holder at his address appearing in the Certificate Register.

               The Company may at any time, at its election, redeem this Certificate as a whole or in part, at a Redemption Price equal to 100% of the principal amount redeemed plus accrued interest thereon to the Redemption Date, all as more fully provided in the Indenture.

               As more fully provided in the Indenture, the Company will, at the request of the person or persons entitled to payment, redeem this Certificate at 100% of its principal amount plus accrued interest, at any time after 30 days following the Date of Original Issuance shown hereon, upon the death of the Holder (or, if there is more than one Holder, upon the death of any of them). Any request to the Company to redeem this Certificate in such circumstances must be received by the Company within one year following the date of death. The Company may require satisfactory proof of death and of other matters affecting the right of the person requesting payment, and may require up to 30 days' written notice of such person's intention to effect the redemption.

               The Indenture provides that the Company may prospectively modify the terms of the unissued Certificates of this series to permit the redemption thereof at the election of the Holder, but no such modification shall affect previously issued Certificates.

               As more fully provided in the Indenture, unless the Holder or the Company otherwise elects, the Company will, at maturity of this Certificate, issue to the Holder hereof, in payment of this Certificate, a new subordinated investment certificate in the same principal amount as this Certificate (the "Renewal Certificate") of the series then being offered with the same term as this Certificate. Such issuance will be accomplished by the issuance and delivery of a confirmation stating the maturity and interest rate per annum of the subordinated investment certificate so issued, as provided in the Indenture. The Renewal Certificate shall bear interest at the then existing rate per annum for newly issued certificates of that series, and shall otherwise have the same terms and conditions as such series. The Company shall send to the Holder of this Certificate written notice of the proposed issuance of the Renewal Certificate, at least 15 days before the maturity of this Certificate. The Company shall also send to the Holder of this Certificate written notice of the interest rate per annum to be paid on the Renewal Certificate on approximately the first day of the month in which this Certificate matures. The Holder may elect not to have a Renewal Certificate issued to him by presenting this Certificate for payment, in the manner provided herein and in the Indenture, at its maturity or within ten days thereafter, in which case this Certificate will bear interest only to its maturity. The Company may elect not to issue a Renewal Certificate in payment of this Certificate by sending notice to that effect to the Holder approximately 15 days before maturity of this Certificate.

               All payments of principal of and interest on this Certificate shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

               This Certificate is one of a duly authorized issue of the "Subordinated Investment Certificates" (herein called the "Certificates") of the Company, issued and to be issued under an Indenture dated July 21, 1977, the Supplemental Indenture identified elsewhere hereon and all other indentures supplemental thereto (herein collectively called the "Indenture"), between the Company and PNC Bank, National Association, as Trustee
          (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the terms upon which the Certificates are, and are to be, authenticated and delivered. As provided in the Indenture, the Certificates are issuable in one or more series which may vary as in the Indenture provided or permitted. This Certificate is one of a series bearing the designation indicated elsewhere hereon. The rate of interest on, and the Stated Maturity of, unissued Certificates of this series available to be issued may be modified prospectively by the Company, but no such modification shall affect previously issued Certificates.

               The indebtedness evidenced by the Certificates is, to the extent set forth in certain provisions of the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of all Senior Debt as defined in the Indenture, and this Certificate is issued subject to such provisions. Each Holder of this Certificate, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture, and appoints the Trustee his attorney-in-fact for any and all such purposes.

               If an Event of Default, as defined in the Indenture, shall occur, the principal of all the Certificates may be declared due and payable in the manner and with the effect provided in the Indenture.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Certificates under the Indenture at any time by the Company with the consent of the holders of a majority in aggregate principal amount of the Certificates at the time Outstanding, as defined in the Indenture. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Certificates at the time Outstanding, as defined in the Indenture, on behalf of the Holders of all the Certificates, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Certificate shall be conclusive and binding upon such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Certificate.

               No reference herein to the Indenture and no provision of this Certificate or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Certificate at the times, place and rate, and in the coin or currency, herein prescribed.

               As provided in the Indenture and subject to certain limitations therein set forth, this Certificate is transferable on the Certificate Register of the Company, upon surrender of this Certificate for transfer at the office or agency of the Company in Reading, Pennsylvania, and at such other locations as the Company may designate from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Certificate Registrar duly executed by, the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of this series, of authorized denominations and for the same aggregate principal amount, bearing the same interest rate and with the same Stated Maturity, will be issued to the designated transferee or transferees. Any new Certificate issued upon transfer will be dated as of the last date to which interest has been paid or duly provided for in respect of the Certificate surrendered by the transfer; provided, however, that in the case of any Certificate surrendered for transfer after a Regular or Special Record Date but before the interest payment date to which it relates, the transfer shall be effected as of, and the new Certificate shall be dated the date of, the interest payment date to which such Record Date relates.

               Interest punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Certificate (or one or more Predecessor Certificates as defined in the Indenture) is registered at the close of business on the Regular Record Date for such interest which shall be the 20th day (whether or not a business day) of the calendar month next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Certificate (or one or more Predecessor Certificates) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Company, notice whereof shall be given to Certificate Holders not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

               The Certificates of this series are issuable only as registered Certificates without coupons in the denominations authorized by or in the manner provided in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Certificates of this series are exchangeable for a like aggregate principal amount of Certificates this series of a different authorized denomination, as requested by the Holder surrendering the same. No service charge will be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Indenture provides that the Company may prospectively modify the authorized denominations of the Certificates of this series, but no such modification shall affect previously issued Certificates.

               The Company undertakes to pay on behalf of the Holder hereof any Pennsylvania corporate loans tax (not in excess of the amount of such tax calculated on the basis of the rates in effect as of the date of the Indenture) which is or shall be payable in respect of the obligation evidenced by this Certificate.

               The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Certificate be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

               Unless this Certificate has been executed by the manual or facsimile signature of an officer of the Company and attested by the manual signature of the Secretary or an Assistant Secretary of the Company, this Certificate shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

               (Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.*)

               IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed under its corporate seal.

                              HORRIGAN AMERICAN, INC.

Attest:


   xxxxxxxxxxxxxxxxxxx        By     xxxxxxxxxxxxxxxxxxxxx
- -------------------------       ----------------------------
Secretary/Asst. Secretary               (title)

- -----------
* To be included only if the Certificates are required to be authenticated by the Trustee under Section 3.3 of the Indenture.


          Section 29.10.  Trustee's Certificate of Authentication.

               (a) The Trustee's certificate of authentication for the 1995 Series 8 Subordinated Investment Certificates, if required in accordance with
Section 3.3, shall be in the following form:

          This is one of the 1995 Series 8 Subordinated Investment Certificates referred to in the within-mentioned Indenture.

                              FIRST EASTERN BANK, NATIONAL
                              ASSOCIATION, as Trustee


                              By    xxxxxxxxxxxxxxxxxxxxx
                                -------------------------
                                   Authorized Officer

          (b) The Trustee's certificate of authentication for the 1995 Series A Subordinated Investment Certificates, if required in accordance with Section 3.3, shall be in the following form:

          This is one of the 1995 Series A Subordinated Investment Certificates referred to in the within-mentioned Indenture.

                              FIRST EASTERN BANK, NATIONAL
                              ASSOCIATION, as Trustee


                              By    xxxxxxxxxxxxxxxxxxxxx
                                -------------------------
                                   Authorized Officer

          (c) The Trustee's certificate of authentication for the 1995 Series B Subordinated Investment Certificates, if required in accordance with Section 3.3, shall be in the following form:

          This is one of the 1995 Series B Subordinated Investment Certificates referred to in the within-mentioned Indenture.


                              FIRST EASTERN BANK, NATIONAL
                              ASSOCIATION, as Trustee


                              By    xxxxxxxxxxxxxxxxxxxxx
                                --------------------------
                                   Authorized Officer

          (d) The Trustee's certificate of authentication for the 1995 Series C Subordinated Investment Certificates, if required in accordance with Section 3.3, shall be in the following form:

          This is one of the 1995 Series C Subordinated Investment Certificates referred to in the within-mentioned Indenture.


                              FIRST EASTERN BANK, NATIONAL
                              ASSOCIATION, as Trustee


                              By    xxxxxxxxxxxxxxxxxxxxx
                                --------------------------
                                   Authorized Officer

               *               *               *


          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date and year first above written.

                              HORRIGAN AMERICAN, INC.

Attest:

/s/ JOANNE HABERBERGER        By /s/ JOHN F. HORRIGAN, JR.
- ------------------------        --------------------------
   Joanne Haberberger,             John F. Horrigan, Jr.,
     Secretary                     Chairman


                              PNC BANK, NATIONAL
                              ASSOCIATION, as Trustee


                              By /s/ LILLIAN COHEN
                                --------------------------
                                   Lillian Cohen,
                                   Authorized Officer